Exhibit 32.1
Certification pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C § 1350)
In connection with the annual report on Form 10-K of ValueClick, Inc. (the "Company") for the year ended December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), John Giuliani, as Chief Executive Officer of the Company, and John Pitstick, as Chief Financial Officer, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to his knowledge, that:

1.	The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	February 26, 2013	By:	/s/ JOHN GIULIANI
John Giuliani Chief Executive Officer

Dated:	February 26, 2013	By:	/s/ JOHN PITSTICK
John Pitstick Chief Financial Officer